UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 20,  2006

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

                                      1-10799                                                                                                                                  73-1351610
                                (Commission File Number)                                                                                          (IRS Employer Identification No.)

                1221 E. Houston, Broken Arrow, Oklahoma                                                                                           74012
                          (Address of Principal Executive Offices)                                                                                                    (Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 20th, the Company purchased real estate, consisting of an office and warehouse facility located on ten acres in Broken Arrow, OK, from Chymiak Investments, L.L.C. for $3,250,000. The office and warehouse facility is currently being utilized as the Company’s corporate headquarters and the office and warehouse of  the subsidiary, Tulsat Corporation. A copy of the Contract of Sale of Real Estate is attached as exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

The office and warehouse facility contains approximately 100,000 square feet of gross building area and was recently renovated and modified for the specific use of the Company. Modifications included adding several sections to the existing warehouse structure as well as adding several mezzanine structures inside the warehouse to create additional storage and work space. The third party real estate appraisal performed on the property estimated the market value of the land and facility at $3,450,000, excluding the mezzanine structures, additional lighting and other property improvements added for the specific use of the Company.

Chymiak Investments, L.L.C., is owned by David E. Chymiak, Chairman of the Company and Kenneth A. Chymiak, President and Chief Executive Officer of the Company. The Company continues to lease several properties from Chymiak Investments, L.L.C.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 20th, ADDvantage Technologies Group, Inc. executed the Third Amendment to Revolving Credit and Term Loan Agreement with it’s primary financial lender, Bank of Oklahoma.  The Third Amendment renewed the $7,000,000 Revolving Line of Credit and extends the maturity date on this line to September 30, 2007. The Third Amendment also established a new $2,760,000 Term Note in the Agreement.

The $2,760,000 Term Note was executed to finance the purchase of the Company’s new facility located in Broken Arrow, OK, previously discussed in Item 1.01. The new loan matures over fifteen years and payments are due monthly, beginning December 31, 2006, at $15,334 plus accrued interest. Interest accrues monthly at a calculated rate of 1.5% plus LIBOR.

The Revolving Line of Credit and Term Loan Agreement also includes a Term Loan Commitment of $8,000,000.  This loan was used to finance the redemption of the outstanding shares of the Company’s Series A Preferred Stock on September 30, 2004 and matures over five years ending September 30, 2009.  The Revolving Credit and Term Loan Agreement is incorporated by reference to Exhibit 10.5 of the Company's 10-K filed December 22, 2004.

ITEM 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

      The following exhibit is furnished herewith:

10.1    Exhibit 10.1, Contract of Sale of Real Estate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                             ADDVANTAGE TECHNOLOGIES GROUP, INC.

                                                        Date: November 20, 2006

                                                        By: /s/ Kenneth A. Chymiak
                                                                                                                                            Kenneth A. Chymiak
                                                        President and Chief Executive Officer

Exhibit Index

Exhibit Number       Description

10.1              Exhibit 10.1,  Contract of Sale of Real Estate